OTHER (INCOME) EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2015
OTHER (INCOME) EXPENSES, NET [Abstract]
Schedule of Other (Income) Expenses, Net
	US dollars
	Year ended December 31,
(in thousands)	2015	2014	2013
Adjustment of purchase price of subsidiary sold	(101)	-	200
Impairment of goodwill and intangible assets (2)	929	922	4,620
Gain on sale of subsidiary (1)	(951)	-	-
Other	(145)	(66)	(60)
	(268)	856	4,760

(1)
On December 31, 2015, the Company sold its entire holding in the subsidiary Mapa Internet Ltd. for a total consideration of NIS 2.3 million (approximately US$ 600,000).
Management does not believe that the sale of Mapa internet Ltd represents a strategic shift for the company. As a result, the above transaction has not been reflected in the accompanying consolidated financial statements as discontinued operations

(2)	See Notes 7, 8 and 1N.